Exhibit 10.42

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of May 22, 2015, by and between the funds listed on Exhibit A hereto (each, a “Holder”) and Warren Resources, Inc., a Maryland corporation (the “Company”).

RECITALS:

WHEREAS, the Holders beneficially own certain 9.00% Senior Notes due 2022 (CUSIP No. 93564AAM2) (the “Existing Notes”) issued by the Company under the Indenture (the “Indenture”) dated as of August 11, 2014, among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”); and

WHEREAS, the parties hereto desire to have the Holders exchange (the “Exchange”), pursuant to the terms and conditions set forth herein, certain of the Existing Notes for loans (“Converted Term Loans”) under the Credit Agreement to be entered into among the Company, the Holders and the other financial institutions or other entities from time to time parties thereto, and Wilmington Trust, National Association, as administrative agent (the “Credit Agreement”);

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained herein and intending to be legally bound, the parties hereto hereby agree as follows:

AGREEMENT:

On and subject to the terms hereof, the parties hereto agree as follows:

ARTICLE I
Exchange of the Existing Notes for Converted Term Loans

Subject to the terms set forth in this Agreement, at the Closing (as defined herein), (i) such Holder agrees to exchange and deliver to the Company the aggregate principal amount of the Existing Notes specified opposite such Holder’s name on Exhibit A (the exchanged Existing Notes, collectively the “Conversion Notes”), and (ii) in exchange therefor each Holder will receive a Converted Term Loan in the principal amount equal to 65% of the aggregate principal amount of such Holder’s Conversion Notes plus (y) all accrued and unpaid interest to and including the Closing Date (the “Conversion Value”).

The closing of the Exchange (the “Closing”) shall occur on the Closing Date (as defined in the Credit Agreement).  At the Closing, (a) each Holder shall deliver or cause to be delivered, through The Depository Trust Company’s (“DTC”) Deposit/Withdrawal at Custodian system, or by other due and proper agreements or instruments of transfer reasonably acceptable to the Company, all right, title and interest in and to its Conversion Notes (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), and (b) the “Commitment Annex” to the Credit Agreement shall reflect Converted Term Loans in an amount equal to each such Holder’s Conversion Value.  The Holders acknowledge that following the Closing they will not be entitled to any accrued and unpaid interest on the Conversion Notes.  Upon consummation of the Exchange, the Company shall promptly take such actions as are required under the Indenture to cancel, or to cause the Trustee to cancel, the Conversion Notes.

ARTICLE II
Covenants, Representations and Warranties of the Holders

Each Holder hereby covenants (solely as to itself) as follows, and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1                                   Power and Authorization.  Such Holder has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.  With respect to each Holder, Exhibit A hereto is a true, correct and complete list of (i) the name of each Holder, (ii) the principal amount of such Holder’s Conversion Notes and (iii) the DTC Participant holding such Holder’s Conversion Notes.

Section 2.2                                   Valid and Enforceable Agreement; No Violations.  This Agreement has been duly executed and delivered by such Holder and constitutes a legal, valid and binding obligation of such Holder, enforceable against such Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”).  This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) such Holder’s organizational documents, (ii) any agreement or instrument to which such Holder is a party or by which such Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to such Holder.

Section 2.3                                   Title to the Conversion Notes.  Such Holder is the sole beneficial owner of the Conversion Notes set forth opposite its name on Exhibit A hereto.  Such Holder has good and valid title to its Conversion Notes, free and clear of any Liens (other than pledges or security interests that such Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker), and at the Closing such Holder will transfer good and valid title to its Conversion Notes, free and clear of any Liens.  Such Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Conversion Notes or its rights in its Conversion Notes, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Conversion Notes.  Upon such Holder’s delivery of its Conversion Notes to the Company pursuant to the Exchange, such Conversion Notes shall be free and clear of all Liens created by such Holder.

Section 2.4                                   No Finder’s Fees.  Such Holder is not party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company for a brokerage commission, finder’s fee or like payment in connection with the Exchange.

Section 2.5                                   Sophisticated Party.  Such Holder is sophisticated in transactions of this type and capable of evaluating the merits and risks of the transactions contemplated hereby and has the capacity to protect its own interests.  Such Holder has retained its own advisors and counsel, each of which is sophisticated in transactions of this type and capable of evaluating the merits and risks of the transactions contemplated hereby, in connection with the negotiation of and entry into this Agreement.

ARTICLE III
Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1                                   Power and Authorization.  The Company is duly organized and existing under the laws of the State of Maryland and in good standing, and has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and thereunder, and to consummate the Exchange contemplated hereby.

Section 3.2                                   Valid and Enforceable Agreements; No Violations.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions.  This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the charter or the by-laws of the Company, (ii) any agreement or instrument to which the Company is a party or by which any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

ARTICLE IV
Conditions to Obligations of the Holders

The obligations of the Holders hereunder to exchange the Conversion Notes in accordance with the provisions herein are subject to the satisfaction at or prior to the Closing of the following conditions:

Section 4.1                                   Representations and Warranties.  The representations and warranties of the Company (i) set forth in Article III shall be true, correct and complete as of the date of this Agreement and as of the Closing Date and (ii) set forth in Article 3 of the Credit Agreement shall be true, correct and complete in all material respects on and as of the Closing Date, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date.

Section 4.2                                   Credit Agreement.  A counterpart to the Credit Agreement, dated as of the Closing Date and otherwise in the form satisfactory to the Holders, shall have been duly executed on behalf of the Company by a duly authorized executive officer of the Company and the conditions in Article 7 thereunder shall have been satisfied.

Section 4.3                                   Other Deliverables.  The Company shall have furnished to the Holders such further information, certificates and documents as the Holders may reasonably request, including, without limitation, those set forth on the closing checklist delivered in connection herewith.

ARTICLE V
Conditions to Obligations of the Company

The obligations of the Company hereunder to make Converted Term Loans in exchange for Conversion Notes in accordance with the provisions herein are subject to the satisfaction at or prior to the Closing of the following conditions:

Section 5.1                                   Representations and Warranties.  The representations and warranties of the Holders (i) set forth in Article II shall be true, correct and complete as of the date of this Agreement and as of the Closing Date.

Section 5.2                                   Credit Agreement.  A counterpart to the Credit Agreement, dated as of the Closing Date and otherwise in the form satisfactory to the Company, shall have been duly executed on behalf of the Holders and the administrative agent thereunder.

Section 5.3                                   Other Deliverables.  Each Holder shall have complied with its obligations under Article I.

ARTICLE VI
Miscellaneous

Section 6.1                                   Entire Agreement.  This Agreement and any documents and agreements executed in connection with the Exchange, including the Credit Agreement, embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents, and is not intended to confer upon any person any rights or remedies hereunder other than the parties hereto.

Section 6.2                                   Construction.  References in the singular shall include the plural, and vice versa, unless the context otherwise requires.  Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof.  Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 6.3                                   Governing Law; Jurisdiction.  This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.  All actions or proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any federal court of the United States of America sitting in the City of New York, Borough of Manhattan; provided, however, that if such federal court does not have jurisdiction over such action or proceeding, such action or proceeding shall be heard and determined exclusively in any state court sitting in the City of New York, Borough of Manhattan.  Consistent with the preceding sentence, the parties hereto hereby (a) submit to the exclusive jurisdiction of any federal or state court sitting in City of New York, Borough of Manhattan, for the purpose of any action or proceeding arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts.

Section 6.4                                   Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 6.5                                   Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

[Signature Page Follows]

“Holders”:

COBBS CREEK LLC

By:	FS Investment Corporation II, as Sole Member
By:	GSO/Blackstone Debt Funds Management
LLC, as Sub-Adviser

By:	/s/ Marissa Beeney
Name:	Marissa Beeney
Title:	Authorized Signatory

FS INVESTMENT CORPORATION III

By:	GSO/Blackstone Debt Funds
Management LLC, as Sub-Adviser

By:	/s/ Marissa Beeney
Name:	Marissa Beeney
Title:	Authorized Signatory

FS INVESTMENT CORPORATION II

By:	GSO/Blackstone Debt Funds
Management LLC, as Sub-Adviser

By:	/s/ Marissa Beeney
Name:	Marissa Beeney
Title:	Authorized Signatory

FS ENERGY AND POWER FUND

By:	GSO Capital Partners LP, as Sub-Adviser

By:	/s/ Marissa Beeney
Name:	Marissa Beeney
Title:	Authorized Signatory

RACE STREET FUNDING LLC

By:	FS Investment Corporation, as Sole Member
By:	GSO/Blackstone Debt Funds Management
LLC, as Sub-Adviser

By:	/s/ Marissa Beeney
Name:	Marissa Beeney
Title:	Authorized Signatory

[Signature Page to Exchange Agreement]

“Company”

WARREN RESOURCES, INC.

By:	/s/ Stewart P. Skelly
Name:	Stewart P. Skelly
Title:	Vice President and Chief Financial Officer

[Signature Page to Exchange Agreement]

EXHIBIT A

Exchanging Holders

Name and Address of Beneficial Owner	DTC Participant	Participant or Custodian Number	Asset	Security ID	Traded Par/ Qty	Accrued Interest	Exchanged Principal	Total Exchanged/ Converted Term Loans
Race Street Funding 345 Park Avenue, 31st Floor New York, New York, 10154	State Street Bank and Trust Co.	997	WRES 9% 8/2022 144A	93564AAM2	$1,000,000.00	$27,750.00	$650,000.00	$677,750.00
Cobbs Creek 345 Park Avenue, 31st Floor New York, New York 10154	State Street Bank and Trust Co.	997	WRES 9% 8/2022 144A	93564AAM2	$8,240,000.00	$228,660.00	$5,356,000.00	$5,584,660.00
FS Investment Corporation III 345 Park Avenue, 31st Floor New York, New York 10154	State Street Bank and Trust Co.	997	WRES 9% 8/2022 144A	93564AAM2	$8,800,000.00	$244,200.00	$5,720,000.00	$5,964,200.00
FS Investment Corporation II 345 Park Avenue, 31st Floor New York, New York 10154	State Street Bank and Trust Co.	997	WRES 9% 8/2022 144A	93564AAM2	$12,650,000.00	$351,037.50	$8,222,500.00	$8,573,537.50
FS Energy and Power Fund 345 Park Avenue, 31st Floor New York, New York 10154	State Street Bank and Trust Co.	997	WRES 9% 8/2022 144A	93564AAM2	$38,900,000.00	$1,079,475.00	$25,285,000.00	$26,364,475.00
Total					$69,590,000.00	$1,931,112.50	$45,233,500.00	$47,164,622.50